UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2009

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Technology Drive Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Supplemental Indenture Governing the 10.750% Senior Notes due 2016

As previously announced, on September 17, 2009, Standard Pacific Escrow LLC (“Escrow LLC”), a wholly owned indirect subsidiary of Standard Pacific Corp. (the “Company”), issued $280 million aggregate principal amount of its 10.750% senior notes due 2016 (the “Notes”) governed by the indenture (the “Indenture”), dated as of September 17, 2009, between Escrow LLC and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). On October 8, 2009, the Company assumed Escrow LLC’s obligations under the Notes and the Indenture (the “Company Assumption”) pursuant to the First Supplemental Indenture, dated as of October 8, 2009, by and among Escrow LLC, the Company, the subsidiaries of the Company that guarantee the Company’s outstanding senior notes and subordinated notes (the “Subsidiary Guarantors”) and the Trustee (the “First Supplemental Indenture”).

The Notes bear interest at a rate of 10.750% per year and will mature on September 15, 2016. Interest accrues on the Notes from September 17, 2009 and will be payable semi-annually on each March 15 and September 15, commencing March 15, 2010. The covenant and default terms of the Notes are substantially the same as those associated with the Company’s other senior notes.

The Notes are general senior obligations of the Company, are unconditionally, jointly and severally guaranteed, on a senior basis, by the Subsidiary Guarantors and are secured by a pledge of the stock of certain subsidiaries of the Company that secure the Company’s outstanding senior notes. The Notes and related guarantees rank equally in right of payment with all of the Company’s and the Subsidiary Guarantors’ other indebtedness (except for current and future obligations that may be subordinated to the Notes).

The foregoing description is qualified in its entirety by reference to the Indenture (including the form of Notes), a copy of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 17, 2009, and the First Supplemental Indenture filed as Exhibit 4.1 hereto, each of which are incorporated by reference herein.

Registration Rights Agreement

In addition, on October 8, 2009, in connection with the Company Assumption, the Company and the Subsidiary Guarantors entered into a registration rights agreement with the initial purchasers of the Notes, pursuant to which the Company and the Subsidiary Guarantors are obligated to effect an exchange for the Notes for registered securities having substantially identical terms to the Notes or, in the alternative, register the Notes under the Securities Act, subject to the terms and conditions therein specified.

The foregoing description is qualified in its entirety by reference to the Registration Rights Agreement filed as Exhibit 4.2 hereto, and which is incorporated by reference herein.

Instrument of Joinder (Additional Creditor Representative)

On October 8, the Trustee entered into an instrument of joinder (additional creditor representative) (the “Joinder to the Intercreditor Agreement”) to that certain Collateral Agent and Intercreditor Agreement, dated as of May 5, 2006, among Bank of America, N.A., as collateral agent, the Company, the pledgor subsidiaries of the Company which are a party thereto and the creditor representatives which are a party thereto (the “Intercreditor Agreement”). Pursuant to the Joinder to the Intercreditor Agreement, the Trustee became a creditor representative under the Intercreditor Agreement and agreed to be bound by the terms, conditions, and duties applicable to a creditor representative under the Intercreditor Agreement.

The foregoing description is qualified in its entirety by reference to the Joinder to the Intercreditor Agreement, a copy of which is filed as Exhibit 10.1 hereto, and which is incorporated by reference herein.

Supplemental Indenture Relating to the 2010 Notes

On October 8, 2009, the Company, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) executed and delivered the Thirteenth Supplemental Indenture (the “Thirteenth Supplemental Indenture”), amending the terms of the Indenture dated April 1, 1999 (as amended and supplemented, the “1999 Indenture”) by and between the Company and the Trustee, as successor trustee, as supplemented by among other supplemental indentures, the Ninth Supplemental Indenture, dated as of August 1, 2005, by and among the Company, the Subsidiary Guarantors and the Trustee, as successor trustee, governing the 2010 Notes (as defined below).

The Company had received consents from holders of $133,419,000 aggregate principal amount of the 2010 Notes, representing 89.9% of the outstanding 2010 Notes, as of the previously announced expiration time of 11:59 p.m., New York City time, on October 7, 2009, of the Company’s cash tender offer and related consent solicitation for the amendment of the 1999 Indenture to modify or remove certain restrictive covenants in the 2010 Notes (the “Consent Solicitation”). The Thirteenth Supplemental Indenture was entered into, as permitted by the 1999 Indenture, following receipt of the requisite consents from holders of greater than a majority in aggregate principal amount of the outstanding 2010 Notes.

The Thirteenth Supplemental Indenture effects certain proposed amendments to the 1999 Indenture that solely relate to the 2010 Notes by eliminating substantially all of the restrictive covenants, including covenants relating to the Company’s ability to incur additional indebtedness and liens.

The foregoing description is qualified in its entirety by reference to the Thirteenth Supplemental Indenture, a copy of which is filed as Exhibit 4.3 hereto, and which is incorporated by reference herein. The press release attached hereto as Exhibit 99.1 is also incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information set forth in Item 1.01 under “Supplemental Indenture Governing the 10.750% Senior Notes due 2016” above is incorporated by reference into this Item 2.03.

ITEM 3.03 MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.03.

ITEM 8.01 OTHER EVENTS.

On October 8, 2009, the Company announced the expiration and final results of its previously announced cash tender offers for its 6 1/2% Senior Notes due 2010 (the “2010 Notes”), its 6 7/8% Senior Notes due 2011 (the “2011 Notes”) and its 7 3/4% Senior Notes due 2013 (the “2013 Notes”, and with the 2010 Notes and the 2011 Notes, the “Tendered Notes”) (as supplemented or amended, the “Tender Offers”).

As of the expiration time of 11:59 p.m., New York City time, on October 7, 2009, according to information provided to the Company by the depositary for the Tender offers, $133,419,000 of the 2010 Notes, $121,978,000 of the 2011 Notes and $3,417,000 of the 2013 Notes were validly tendered and not withdrawn, and the Consent Solicitation was approved. The Company accepted all of the aggregate principal amount of the Tendered Notes tendered for payment. The Company used the net proceeds of approximately $250.6 million from the private placement of the Notes described above and cash on hand to pay for the accepted Tendered Notes (and related expenses).

The press release announcing the results of the Tender Offers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description of Exhibit

4.1	First Supplemental Indenture, dated as of October 8, 2009, between Standard Pacific Escrow LLC, Standard Pacific Corp., the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

4.2	Registration Rights Agreement, dated as of October 8, 2009, among Standard Pacific Corp., the subsidiary guarantors party thereto and the initial purchasers.

4.3	Thirteenth Supplemental Indenture, dated as of October 8, 2009, between Standard Pacific Escrow LLC, Standard Pacific Corp., the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

10.1	Instrument of Joinder (Additional Creditor Representative), dated as of October 8, 2009, between The Bank of New York Mellon Trust Company, N.A. and Bank of America, N.A.

99.1	Press Release dated October 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2009	STANDARD PACIFIC CORP.

	By:	/s/ John M. Stephens
Name: John M. Stephens
Title: Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	First Supplemental Indenture, dated as of October 8, 2009, between Standard Pacific Escrow LLC, Standard Pacific Corp., the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

4.2	Registration Rights Agreement, dated as of October 8, 2009, among Standard Pacific Corp., the subsidiary guarantors party thereto and the initial purchasers.

4.3	Thirteenth Supplemental Indenture, dated as of October 8, 2009, between Standard Pacific Escrow LLC, Standard Pacific Corp., the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

10.1	Instrument of Joinder (Additional Creditor Representative), dated as of October 8, 2009, between The Bank of New York Mellon Trust Company, N.A. and Bank of America, N.A.

99.1	Press Release dated October 8, 2009.